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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):     January 31, 1994
                                                       ------------------------




                          MORRISON KNUDSEN CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



         I-8889                                          82-0393735
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(Commission File Number)                   (I.R.S. Employer Identification No.)


       Morrison Knudsen Plaza, Boise, Idaho                83729
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     (Address of Principal Executive Offices)            (Zip Code)


                                 (208) 386-5000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On January 31, 1994, the Company announced the acquisition of Touchstone, Inc. in a press release which is attached hereto as Exhibit 1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORRISON KNUDSEN CORPORATION
                                        (Registrant)


                                             /s/ Stephen G. Hanks
February 10, 1994                       By:  _____________________________
                                             Stephen G. Hanks
                                             Executive Vice President - Finance
                                             and Administration